EXHIBIT 10.3

THIRD AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into this 6th day of April, 2001, by and among Blackboard Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock (as defined below) listed on Schedule I, the holders of the Company’s Series B Preferred Stock (as defined below) listed on Schedule I, the holders of the Company’s Series C Preferred Stock (as defined below) listed on Schedule I, the holders of the Company’s Series D Preferred Stock (as defined below) listed on Schedule I, the holders of the Company’s Series E Preferred Stock (as defined below) listed on Schedule I, and Matthew Pittinsky, Michael L. Chasen, and Daniel Cane (each, a “Founder” and, together, the “Founders”). The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and the Founders are sometimes referred to herein as the “Stockholders.”

WITNESSETH

     WHEREAS, several new strategic and financial investors, and certain existing holders of the Company’s Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock listed on Schedule I to that certain Series E Convertible Preferred Stock Purchase Agreement (the “Series E Holders”) dated March 16, 2001 (the “Purchase Agreement”) have agreed to purchase shares of the Series E Convertible Preferred Stock and Warrants (as defined in the Purchase Agreement);

     WHEREAS, in connection with the purchase of Series A Preferred Stock, certain holders of Series A Preferred Shares were granted limited incidental registration rights;

     WHEREAS, the Company and the holders of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock entered into that certain Second Amended and Restated Registration Rights Agreement dated March 30, 2000 (the “Prior Rights Agreement”);

     WHEREAS, the Prior Rights Agreement may only be amended by written agreement signed by the Company and the holders of two-thirds of the outstanding shares of Restricted Stock (defined below);

     WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto; and

     WHEREAS, the parties to this Agreement wish to amend and restate the Prior Rights Agreement as set forth below, to unify the registration rights of all Stockholders in a single agreement, and add all Series E Holders as persons who are bound by the terms and conditions, and entitled to the benefits, of this Agreement.

AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements set forth below, the parties agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          “Affiliate” shall mean with respect to any person or entity, any individual that directly, or indirectly through one or more intermediaries, controls such person or entity or any corporation, partnership, limited liability company, joint venture, unincorporated association or other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person or entity.

          “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          “Common Securities” shall mean Common Stock, Series A Restricted Stock, the Series B Restricted Stock, the Series C Restricted Stock, the Series D Restricted Stock, the Series E Restricted Stock and the Founder Shares.

          “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

          “Conversion Shares” shall mean the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          “Founder Shares” shall mean the shares of Common Stock held on the date hereof by Matthew Pittinsky, Daniel Cane and Michael Chasen, excluding any shares of Common Stock (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that may be publicly sold pursuant to Rule 144 under the Securities Act.

          “Preferred Shares” shall mean the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares and the Series E Preferred Shares.

          “Preferred Stock” shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

          “Preferred Stockholders” shall mean holders of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares.

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          “Preferred Restricted Stock” shall mean, individually or collectively (as the context may suggest), the Series B Restricted Stock, the Series C Restricted Stock, the Series D Restricted Stock and the Series E Restricted Stock.

          “Registration Expenses” shall mean the expenses so described in Section 8 hereof.

          “Relation” shall mean, with respect to any person, such person’s spouse, any lineal descendant or ancestor of such person, any brother or sister of such person, any adopted child or adopted grandchild of such person or such person’s spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of such person or such person’s spouse.

          “Restricted Stock” shall mean, collectively, the Series A Restricted Stock, the Series B Restricted Stock, the Series C Restricted Stock, the Series D Restricted Stock, and the Series E Restricted Stock.

          “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          “Selling Expenses” shall mean the expenses so described in Section 8 hereof.

          “Series A Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Series A Preferred Shares.

          “Series B Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Series B Preferred Shares.

          “Series C Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Series C Preferred Shares.

          “Series D Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Series D Preferred Shares.

          “Series E Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Series E Preferred Shares.

          “Series A Restricted Stock” shall mean the Series A Conversion Shares, excluding Series A Conversion Shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that are held by any holder of Series A Conversion Shares if all Series A Conversion Shares then held by such holder and its Affiliates can then be sold to the public pursuant to Rule 144 under the Securities Act, without restriction.

          “Series B Restricted Stock” shall mean Series B Conversion Shares, excluding Series B Conversion Shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that are held by any holder of Series B Conversion

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shares if all Series B Conversion Shares then held by such holder and its Affiliates can then be sold to the public pursuant to Rule 144 under the Securities Act, without restriction.

          “Series C Restricted Stock” shall mean Series C Conversion Shares, excluding Series C Conversion Shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that are held by any holder of Series C Conversion Shares if all Series C Conversion Shares then held by such holder and its Affiliates can then be sold to the public pursuant to Rule 144 under the Securities Act, without restriction.

          “Series D Restricted Stock” shall mean Series D Conversion Shares, excluding Series D Conversion Shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that are held by any holder of Series D Conversion Shares if all Series D Conversion Shares then held by such holder and its Affiliates can then be sold to the public pursuant to Rule 144 under the Securities Act, without restriction.

          “Series E Restricted Stock” shall mean Series E Conversion Shares, excluding Series E Conversion Shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that are held by any holder of Series E Conversion Shares if all Series E Conversion Shares then held by such holder and its Affiliates can then be sold to the public pursuant to Rule 144 under the Securities Act, without restriction.

          “Series A Preferred Shares” shall mean the 1,174,486 shares of Series A Preferred Stock set forth on Schedule I hereto.

          “Series A Preferred Stock” shall mean the Company’s Series A Convertible Preferred Stock, par value $0.01 per share.

          “Series B Preferred Shares” shall mean the 5,025,935 shares of Series B Preferred Stock set forth on Schedule I hereto.

          “Series B Preferred Stock” shall mean the Company’s Series B Convertible Preferred Stock, par value $0.01 per share.

          “Series C Preferred Shares” shall mean the 5,904,789 shares of Series C Preferred Stock set forth on Schedule I hereto.

          “Series C Preferred Stock” shall mean the Company’s Series C Convertible Preferred Stock, par value $0.01 per share.

          “Series D Preferred Shares” shall mean the 4,140,169 shares of Series D Preferred Stock set forth on Schedule I hereto.

          “Series D Preferred Stock” shall mean the Company’s Series D Convertible Preferred Stock, par value $0.01 per share.

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          “Series E Preferred Shares” shall mean the shares of Series E Preferred Stock being issued on the date of this Agreement and the shares of Series E Preferred Stock that may be purchased upon the exercise of Warrants being issued on the date of this Agreement, both as set forth on Schedule I hereto.

          “Series E Preferred Stock” shall mean the Company’s Series E Convertible Preferred Stock, par value $0.01 per share.

     2. Restrictive Legend. Each certificate representing Preferred Shares, Conversion Shares or Founder Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

“The securities represented by this certificate may be transferred only if registered under the Securities Act of 1933, as amended, and applicable state securities laws or if such transfer is exempt from such registration.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Akin, Gump, Strauss, Hauer & Feld, LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

     3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Akin, Gump, Strauss, Hauer & Feld, LLP is satisfactory to the Company) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to (i) one or more partners or members of the transferor (in the case of a transferor that is a partnership or a limited liability company, respectively), (ii) a transferee or assignee that is wholly owned subsidiary or parent of or to any corporation or person that is controlling, controlled by or under common control with, any such transferor, (iii) an affiliated corporation or other entity (in the case of a transferor that is a corporation or other entity) or a donative transfer to a Relation, or (iv) with respect to Dell USA L.P., to the Dell Foundation. Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

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     4. Required Registration.

     (a) (1) At any time after the earlier of (i) one year after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective or (ii) April    , 2003, then the holders of Preferred Restricted Stock (excluding Series E Restricted Stock) constituting at least 50% of the total shares of Preferred Restricted Stock then outstanding (excluding Series E Restricted Stock) may request the Company to register under the Securities Act all or any portion of the shares of Common Securities held by such requesting holder or holders for sale in the manner specified in such notice, provided that the particular shares of Common Securities for which registration has been requested by holders described in this paragraph (1) shall represent the least of (x) at least 20% of the total shares of Series B Restricted Stock, Series C Restricted Stock, and Series D Restricted Stock originally issued by the Company, and (y) all shares of Series B Restricted Stock, Series C Restricted Stock, and Series D Restricted Stock then outstanding, and (z) shares for which the reasonably anticipated aggregate price to the public of such public offering would exceed $10,000,000. Furthermore, with respect to a registration request pursuant to this paragraph (1), the holders of a majority of the shares of Preferred Restricted Stock to be registered shall be entitled to select the lead managing underwriter for requests made under this Section 4(a)(1).

     (2) At any time after the earlier of (i) one year after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective or (ii) October    , 2002, then the holders of at least 50% of the Series E Restricted Stock then outstanding if the Company receives gross proceeds from the sale of Series E Preferred Shares in an amount less than $49.0 million or at least 42.5% of the Series E Restricted Stock then outstanding if the Company receives gross proceeds from the sale of Series E Preferred in an amount equal to or exceeding $49.0 million may request the Company to register under the Securities Act all or any portion of the shares of Common Securities held by such requesting holder or holders for sale in the manner specified in such notice, provided that the particular shares of Series E Restricted Stock (and Common Securities held by the Series E Holder(s)) for which registration has been requested by holders described in this paragraph (2) shall represent the least of (x) at least 20% of the total shares of Series E Restricted Stock originally issued by the Company, and (y) all shares of Series E Restricted Stock then outstanding, and (z) shares for which the reasonably anticipated aggregate price to the public of such public offering would exceed $10,000,000. Furthermore, with respect to a registration request pursuant to this paragraph (2), the participating Series E Restricted Stock holders holding a majority of the shares of Series E Restricted Stock to be registered shall be entitled to select the lead managing underwriter for requests made under this Section 4(a)(2).

          (3) For purposes of this Agreement, any reference to shares of “Series B Restricted Stock”, “Series C Restricted Stock”, “Series D Restricted Stock” and “Series E Restricted Stock” then outstanding shall be deemed to include the number of shares of Preferred Restricted Stock issuable upon the conversion of all Preferred Stock then outstanding, and any holder of shares of Preferred Stock shall be deemed to be the holder of any shares of Restricted Stock which would be issuable to such holder upon conversion of all Preferred Stock held by such holder, provided, however, that the only securities which the Company shall be required to

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register pursuant hereto shall be shares of Common Stock, and provided further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Restricted Stock shall be entitled to sell Common Securities to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Common Securities shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Common Securities as to which registration shall have been requested.

          (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Preferred Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Series B Restricted Stock, Series C Restricted Stock, Series D Restricted Stock, Series E Restricted Stock and Common Stock specified in such notice (and, subject to Section 4(c) and Section 5, in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). The Company shall be obligated to register (i) Common Securities pursuant to this Section 4 on two occasions in connection with requests made by holders described in Section 4(a)(1) and (ii) Common Securities pursuant to this Section 4 on two occasions in connection with requests made by holders described in Section 4(a)(2), provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Common Securities specified in notices received as aforesaid (subject to Section 4(c)), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

          (c) The Company shall be entitled to include in any registration pursuant to this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, only to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would not adversely affect the marketing of the Common Securities to be sold. No securities may be included in any registration pursuant to this Section 4 except as expressly permitted by this Section 4. No Common Securities excluded from the underwriting by reason of the managing underwriter’s marketing limitation shall be included in such registration. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

          (d) Requesting Stockholders holding a majority of the Common Securities to be included in a registration by the requesting Stockholders shall have the right to cancel a proposed registration of Restricted Stock pursuant to Section 4, Section 5(b) or Section 5(c) if there has been a material adverse change in the operating results, financial condition, or business

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of the Company that was not publicly known at the time that the Stockholders made their request. Any registration so cancelled shall not be counted toward the number of requested registrations permitted under the Agreement.

          (e) Notwithstanding the foregoing, the Founders shall have no rights of registration pursuant to Section 4 or 6 hereof with respect to Founders Shares held by them; provided, however, that such Founders shall have rights of registration pursuant to Section 4 or 6 hereof with respect to any Preferred Shares held by such Founders.

     5. Incidental Registration.

          (a) If the Company at any time (other than the initial public offering of the Company’s securities or pursuant to Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Common Securities for sale to the public), each such time it will give written notice to all Stockholders of its intention so to do. Upon the written request of any such Stockholder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of his or its Common Securities, the Company will use its best efforts to cause the Common Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder of such Common Securities so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Common Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of Common Securities sought to be registered by such Stockholders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of Common Securities shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Common Securities, and provided, further, however, that in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Preferred Restricted Stock without the prior written consent of the holders of a majority of the Series B Restricted Stock, Series C Restricted Stock, Series D Restricted Stock and Series E Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the Stockholders of Common Securities.

     (b) If the Preferred Stockholders at any time properly request a registration of any of securities under the Securities Act for sale to the public pursuant to Section 4(a)(1), each such time the Company, on behalf of such Preferred Stockholders, will give written notice to all holders of Series E Preferred Stock of such request. Upon the written request of any Stockholder holding Series E Preferred Stock, received by the Company within 30 days after the giving of any such notice by the Company, to register any of his or its Common Securities, the Company and the Preferred Stockholders will use their best efforts to cause the Common Securities as to which registration shall have been so requested to be included in the securities to be covered by

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the registration statement proposed to be filed by the Preferred Stockholders, all to the extent requisite to permit the sale or other disposition by the holders of Series E Preferred Stock of such Common Securities so registered. In the event that any registration pursuant to this Section 5(b) shall be, in whole or in part, an underwritten public offering, the number of Common Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of Common Securities sought to be registered by such Series E Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by such Preferred Stockholders therein. Notwithstanding the foregoing provisions, the Preferred Stockholders and/or Company may withdraw any registration statement referred to in this Section 5(b) without thereby incurring any liability to the holders of Series E Preferred Stock.

     (c) If the Series E Holders at any time properly request a registration of any of securities under the Securities Act for sale to the public pursuant to Section 4(a)(2), each such time the Company, on behalf of such Series E Holders, will give written notice to all Preferred Stockholders of such request. Upon the written request of any Preferred Stockholder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of his or its Common Securities, the Company and the Series E Holders will use their best efforts to cause the Common Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Series E Holders, all to the extent requisite to permit the sale or other disposition by the Preferred Stockholders of such Common Securities so registered. In the event that any registration pursuant to this Section 5(b) shall be, in whole or in part, an underwritten public offering, the number of shares of Common Securities (excluding Series E Restricted Stock) to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Common Securities sought to be registered by such Preferred Stockholders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by such Series E Holders therein. Notwithstanding the foregoing provisions, the Series E Holders and/or Company may withdraw any registration statement referred to in this Section 5(b) without thereby incurring any liability to the Preferred Stockholders.

     6. Registration on Form S-3. If at any time (i) one or more holders of Preferred Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Common Securities held by such requesting Stockholder or Stockholders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Common Securities specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Common Securities, each of the procedures and requirements of Section 4 (including but not limited to (i) the requirement that the Company notify all holders of Preferred Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering and (ii) the share allocation procedures set forth in Section 4(c)) shall apply to such registration, provided, however, that the

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Company shall only be obligated to register Common Securities pursuant to this Section 6 on three occasions at the request of holders of Preferred Restricted Stock other than Series E Restricted Stock and on three occasions at the request of holders of Series E Restricted Stock, provided, further, however, the Company shall not be obligated to file more than one registration statement on Form S-3 pursuant to this Section 6 during any 12-month period, and provided, further, however, that the requirements contained in the first sentence of Sections 4(a)(1) and the first sentence of 4(a)(2) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6. Requesting Stockholders holding a majority of the Common Securities to be included in a registration by the requesting Stockholders shall have the right to cancel a proposed registration of Restricted Stock pursuant to Section 6 if there has been a material adverse change in the operating results, financial condition, or business of the Company that was not publicly known at the time that the Stockholders made their request. Any registration so cancelled shall not be counted toward the number of requested registrations permitted under the Agreement.

     7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4 or 6 to use its best efforts to effect the registration of any Common Securities under the Securities Act or by the provisions of Section 5 to register any Common Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of the Common Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

          (c) promptly notify the Stockholders holding Common Securities to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Securities for sale in any jurisdiction or the initiation or threatening of any proceeding

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for such purpose;

          (d) use best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post effective amendment thereto at the earliest practicable date;

          (e) if requested by any managing underwriter or underwriter, any placement or sales agent or any Stockholder holding Common Securities to be registered in a registration statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Common Securities included thereunder, including, without limitation, information with respect to the number if shares of Common Securities being sold by such Stockholder or agent or to such underwriters, the name and description of such Stockholder, the offering price of such Common Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Common Securities to be sold in such offering, and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

          (f) furnish to each seller of Common Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Common Securities covered by such registration statement;

          (g) use its best efforts to register or qualify the Common Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Common Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (h) use its best efforts to list the Common Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (i) immediately notify each seller of Common Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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          (j) if the offering is underwritten and at the request of any seller of Common Securities, furnish on the date that Common Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (k) make available for inspection by each seller of Common Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

          (l) otherwise comply with all applicable rules and regulations of the Commission, and make available to the Stockholders, as soon as practicable, but in any event not later than 18 months after the effective date of such registration statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 6(a) of the Securities Act (including, at the option of the Company, pursuant to Rule 158 thereunder).

     For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Common Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Common Securities in any other registration shall be deemed to extend until the earlier of the sale of all Common Securities covered thereby and 120 days after the effective date thereof.

     In connection with each registration hereunder, the sellers of Common Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

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     In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

     8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Common Securities and fees and disbursements of counsel for the participating Preferred Stockholders are called “Selling Expenses.”

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6, provided, that expenses in excess of $15,000 of any special audit required in connection with a registration effected pursuant to Section 4 shall be borne by the participating sellers in proportion to the number of shares sold by each such participating seller. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree, provided, however, that the Company will pay the Selling Expenses in connection with the selection of one special counsel for the participating sellers up to a maximum of $20,000. In the event that holders of the Series E Restricted Stock demand a registration pursuant to Section 4(a)(2), or Section 6, the holders of Series E Restricted Stock shall select the special counsel. In the event the holders of Preferred Restricted Stock request a registration pursuant to Section 4(a)(1) or Section 6 then the majority of all participating sellers shall select the special counsel.

     9. Indemnification and Contribution.

          (a) In the event of a registration of any of the Common Securities under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Common Securities thereunder, each underwriter of such Common Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act (each an “Indemnified Person”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Securities were registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not

13

misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable to any such Indemnified Person in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Indemnified Person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Common Securities under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Common Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Common Securities was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds (after underwriter discounts and commissions) received by such seller from the sale of Common Securities covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the

14

extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Common Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Common Securities on the other hand; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Common Securities offered by it pursuant to such registration statement (excluding underwriter discounts and commissions); and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by one party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

15

     11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Common Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Common Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Common Securities without registration.

     12. Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows:

          (a) the execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; and

          (b) this Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     13. Miscellaneous.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Common Securities), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Common Securities shall only inure to the benefit of a transferee of Preferred Shares or Common Securities if (i) there is transferred to such transferee at least 100,000 shares of Preferred Stock or Common Securities, (ii) there is transferred to such transferee all of the shares of Preferred Stock or Common Securities held by the transferor, (iii) such transferee is an Affiliate of a party hereto, (iv) such transferee or transferees are stockholders, members or partners of a party hereto, or (v) with respect to Dell USA L.P., such transferee is the Dell Foundation.

16

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex with confirmation of receipt, addressed as follows:

if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement;

if to any subsequent holder of Preferred Shares or Common Securities, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares and Common Securities) or to the holders of Preferred Shares or Common Securities (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of (i) the Company, (ii) the holders of at least two-thirds of the outstanding shares of Series A Restricted Stock, Series B Restricted Stock, Series C Restricted Stock and Series D Restricted Stock, voting as a class and (iii) the holders of at least two thirds of the outstanding shares of Series E Restricted Stock.

          (e) Notwithstanding anything to the contrary contained in this Agreement, no rights under this Agreement may be assigned unless the assignee agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Agreement to the same extent and in the same manner as the assignor, a copy of which agreement or counterpart signature pages to this Agreement shall be maintained on file with the Secretary of the Company and shall include the address of such assignee to which notices hereunder shall be sent. Following any such addition of a party to this Agreement, the Company shall cause Schedule I to this Agreement to be revised and such updated schedule shall bear a notation indicating the date of revision. Any such addition of a party to this Agreement and revision of Schedule I to this Agreement shall not constitute an amendment of this Agreement and the requirements of Section 13(d) hereto shall not be implicated.

          (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) The obligations of the Company to register Common Securities under Sections 4, 5 or 6 shall terminate on the fifteenth anniversary of the date of this Agreement.

          (h) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Common Securities who is a party

17

to this Agreement shall agree not to sell publicly any shares of Common Securities or any other shares of Common Stock (other than shares of Common Securities or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(h).

          (i) Notwithstanding the provisions of Section 7(a), the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days (or 60 days for registration statements on Form S-3) in any 24-month period if there exists at the time material non-public information relating to the Company which, in the good faith judgment of the Company’s Board of Directors (which resolution evidencing such determination shall be certified by the Secretary or other appropriate officer of the Company), should not be disclosed.

          (j) So long as any of the registration rights under this Agreement remains in effect, the Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, unless (i) with respect to the registration rights of the Preferred Restricted Stock (excluding the Series E Restricted Stock) all the holders thereof are given the option to receive equivalent registration rights and holders of at least two-thirds of the then outstanding Preferred Restricted Stock (excluding the Series E Restricted Stock) accept such option and (ii) with respect to the Registration Rights of the Series E Restricted Stock, all holders of the then outstanding Series E Restricted Stock are given the option to receive equivalent registration rights and holders of at least two-thirds of the then outstanding Series E Restricted Stock accept such option.

          (k) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Prior Rights Agreement Superseded. Pursuant to Section 13(d) of the Prior Rights Agreement, the Prior Rights Agreement and any and all other agreements governing the registration rights of the parties hereto are hereby amended and restated in their entirety to be read as set forth in this Agreement.

[SIGNATURE PAGES FOLLOW]

18

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first set forth above.

COMPANY:

BLACKBOARD INC.,
a Delaware corporation

By:	/s/ Michael Chasen

Michael Chasen
Chief Executive Officer

SERIES E HOLDERS:

OAK HILL CAPITAL PARTNERS, L.P.

By: OHCP GenPar, L.P., General Partner
By: OHCP MGP, LLC, General Partner

By:	/s/ Kevin G. Levy

Name:	Kevin G. Levy
Title:	Vice President

Address:	201 Main Street, Suite 3100
Fort Worth, Texas 76102

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By: OHCP GenPar, L.P., General Partner
By: OHCP MGP, LLC, General Partner

By:	/s/ Kevin G. Levy

Name:	Kevin G. Levy
Title:	Vice President

Address:	201 Main Street, Suite 3100
Fort Worth, Texas 76102

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

FOUNDERS:

/s/ Michael L. Chasen

Michael L. Chasen

/s/ Matthew L. Pittinsky

Matthew L. Pittinsky

/s/Daniel Cane

Daniel Cane

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

NOVAK BIDDLE VENTURE PARTNERS, L.P.

By: NOVAK BIDDLE COMPANY II, LLC, its
General Partner

By:	/s/ [signature illegible]

Name:

Its:

NOVAK BIDDLE VENTURE PARTNERS II, L.P.

By: NOVAK BIDDLE COMPANY II, LLC, its
General Partner

By:	/s/ [signature illegible]

Name:

Its:

INTERNET CAPITAL GROUP, INC.,
successor to Internet Capital Group, L.L.C.

By:	/s/ Douglas A. Alexander

Name:	Douglas A. Alexander
Its:	Managing Director

ICG HOLDINGS, INC.

By:	/s/ Douglas A. Alexander

Name:	Douglas A. Alexander
Its:	VP

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

AURORA VENTURES II, LLC,

By: AURORA MANAGEMENT II, INC., its Manager

By:	/s/ M. Scott Albert

Name: M. Scott Albert
Its:

HARBINGER/AURORA QP VENTURE FUND, L.L.C.

By: HARBINGER/AURORA VENTURES, L.L.C., its Manager

By:	/s/ M. Scott Albert

Name: M. Scott Albert
Its:

HARBINGER/AURORA VENTURE FUND, L.L.C.

By: HARBINGER/AURORA VENTURES, L.L.C., its Manager

By:	/s/ M. Scott Albert

Name: M. Scott Albert
Its:

CARLYLE VENTURE PARTNERS, L.P.,
a Delaware limited partnership

By: TCG VENTURES, LTD., its General Partner

By:	/s/ Robert Grady

Name: Robert Grady
Its: Managing Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

CARLYLE U.S. VENTURE PARTNERS, L.P., a
Delaware limited partnership

By: TCG VENTURES, L.L.C., its General Partner

By: TCG HOLDING, L.L.C., its Manager

By:	/s/ Robert Grady

Name: Robert Grady
Its: Managing Director

CARLYLE VENTURE COINVESTMENT, L.L.C., a
Delaware limited partnership

By: TCG VENTURES, L.L.C., its Manager

By: TCG HOLDING, L.L.C., its Manager

By:	/s/ Robert Grady

Name: Robert Grady
Its: Managing Director

C/S VENTURE INVESTORS, L.P.,
a Delaware limited partnership

By: TCG VENTURES, LTD., its General Partner

By:	/s/ Robert Grady

Name: Robert Grady
Its: Managing Director

MERRILL LYNCH KECALP L.P. 1999, a
Delaware limited partnership

By: KECALP INC., it General Partner

By:	/s/ Edward J. Higgins

Name: E. J. Higgins
Its: VP

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

KECALP INC. AS NOMINEE FOR
MERRILL LYNCH KECALP
INTERNATIONAL L.P. 1999, a
Cayman Islands limited partnership

By:	/s/ Edward J. Higgins

Name: E. J. Higgins
Its: VP

COLLEGE ENTERPRISES, INC.

By:	/s/ Harry Edelson

Name: Harry Edelson
Its: Chairman

EDELSON IV, L.P.

By:	/s/ Harry Edelson

Name: Harry Edelson
Its: General Partner

ANTEAUS ENTERPRISES, INC.

By:	/s/ Frederick W. Beinecke

Name: Frederick W. Beinecke
Its: President

By:	/s/ Stan Henry

Name: Stan Henry

By:	/s/ Dara Schlessinger

Name: Dara Schlessinger

By:	/s/ Louis Sito

Name: Louis Sito

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

DRW VENTURE PARTNERS LP

By: Dain Rauscher Corporation, its general partner

By:	/s/ [signature illegible]

Name:
Its:

DELL USA L.P.

By: Dell Gen. P. Corp., its General Partners

By:	/s/ Paul Legris

Name: Paul Legris
Its: Portfolio Manager

KAPLAN, INC.

By:	/s/ [signature illegible]

Name:
Its:

MICROSOFT CORPORATION

By:	/s/ Amar Nehru

Name: Amar Nehru
Its: Vice President Corporate Development

MORGAN KEEGAN OPPORTUNITY FUND, L.P.

By: Merchant Bankers, Inc., its general partner

By:	/s/ Stephen P. Laffey

Name: Stephen P. Laffey
Its: Vice President, Merchant Bankers, Inc., G.P.

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

MORGAN KEEGAN EMPLOYEE INVESTMENT
FUND, L.P., CLASS A SUB ACCOUNT

By: Merchant Bankers, Inc., its general partner

By:	/s/ Stephen P. Laffey

Name: Stephen P. Laffey
Its: Vice President, Merchant Bankers, Inc., G.P.

Akin Gump Investment Partners 2000, L.P.

By: Akin Gump Investment Management, LLC, its General Partner

By:	/s/ Eliot Raffkind

Name: Eliot Raffkind
Its: Manager

PEARSON INVESTMENT HOLDINGS, INC.,
a Delaware corporation

By:	/s/ John Fallon

Name:
Title:

AMERICA ONLINE, INC.

By:	/s/ [signature illegible]

Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned parties have executed this Third Amended and Restated Registration Rights Agreement as of the date first written above.

COMPANY:

BLACKBOARD INC.,
a Delaware corporation

By

Name:

Its:

SERIES E HOLDERS:	/s/ Susan Jaffe Taxel

Susan Jaffe Taxel, an individual

GATTO FAMILY TRUST

	By:	/s/ Daniel J. Gatto

Daniel J. Gatto, Trustee

L&E NEVADA LIMITED PARTNERSHIP

By: IRVEL, INC., General Partner

	By:	/s/ Daniel J. Gatto

Daniel J. Gatto

JACK JAFFE SEPARATE PROPERTY TRUST DTD 10/5/99:

	By:	/s/ Jack Jaffe

Jack Jaffe, Trustee

JAFFE FAMILY PARTNERSHIP

	By:	/s/ Richard Jaffe

Richard Jaffe, Partner

JAFFE INVESTMENT GROUP, LLC

	By:	/s/ Richard Jaffe

Richard Jaffe, Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

STOCKHOLDER

By:	/s/ Frank A. Bonsal

Name:

By:	/s/ Bill Brock

Name: Bill Brock

By:	/s/ James R. Ricarelli

Name: James R. Ricarelli

By:	/s/ Marcy Yau

Name: Marcy Yau

By:	/s/ Jocelyn Vick

Name: Jocelyn Vick

By:	/s/ Mary Ann Waikart

Name:

By:	/s/ Esther T. Smith

Name: Esther T. Smith

By:	/s/ [signature illegible]

Name:

By:	/s/ Raymond Welsh

Name:

By:	/s/ Wendy Jacobs

Name:

By:	/s/ Richard Jacobs

Name:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ Margaret Corbit

Name: Margaret Corbit

By:	/s/ Edward Cane

Name: Edward Cane

By:	/s/ Sue J. Forsyth

Name:

By:	/s/ Jay Gilfus

Name: Jay Gilfus

By:	/s/ Hai Lee Chi

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ Candace Forsyth

Name: Candace Forsyth

By:	/s/ [signature illegible]

Name:

By:	/s/ Ching Ho Fung

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ [signature illegible]

Name:

By:	/s/ Andrew Rosen

Name: Andrew Rosen

By:	/s/ Bill Janes

Name: Bill Janes

By:	/s/ [signature illegible]

Name:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

By:	/s/ [signature illegible]

Name:

By:	/s/ John H. Brandon

Name: John H. Brandon

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

SCHEDULE I

Series A Stockholders

Shares of Series A
Name of Stockholders	Preferred Stock*
Ching Ho Fung	623,243
Bill Jacobs	129,726
Richard Jacobs	16,200
Wendy Sue Jacobs	16,200
Mary Anne Waikart	121,594
Raymond Welsh	60,051
Scott Welsh	60,051
Robert Hall	30,026
Hai Lee Chi	16,213
Joel Feldman	12,014
Amy Walls	8,106
Luther Bates	8,106
Marcy Yang	8,106
Edward Cane	8,106
Jason Goldklang	8,106
Jay Gilfus	8,106
Elizabeth C. Forsyth	2,206
Galey Knight	2,207
Sue Forsyth	2,207
Jocylen Vick	2,206
Margaret Corbit	8,106
Jonathan Cane	8,106
Marilyn Cane	4,053
Allen Bregman	8,106
Peter Dean	8,106
TOTAL:	1,174,486

Series B Stockholders

Shares of Series B
Name of Stockholders	Preferred Stock
Internet Capital Group, L.L.C.	3,242,540
Novak Biddle Venture Partners, L.P.	1,378,080
Aurora Ventures II, LLC	405,315
TOTAL:	5,025,935

Series C Stockholders

Shares of Series C
Name of Stockholders	Preferred Stock
Carlyle Venture Partners, L.P.	1,518,576
C/S Venture Investors, L.P.	316,023
Carlyle U.S. Venture Partners, L.P.	201,403
Carlyle Venture Coinvestment, L.L.C.	122,426
Internet Capital Group, L.L.C.	1,392,535
Novak Biddle Venture Partners, L.P.	591,828
Aurora Ventures II, LLC	174,066
Matthew Pittinsky	15,109
Michael Chasen	21,584
Andrew Rosen	12,950
Daniel Cane	5,000
Anne K. Keehn	12,950
Kaplan, Inc.	624,591
Merrill Lynch KECALP L.P.	777,034
Merrill Lynch KECALP International L.P. 1999	86,337
Charles W. Oswald	10,792
Frank Bonsal	10,792
Bill Brock	10,792
TOTAL:	5,904,789

Series D Stockholders

Shares of Series D
Name of Stockholders	Preferred Stock
ICG Holdings, Inc.	788,976
Carlyle Venture Partners, L.P.	258,489
Carlyle U.S. Venture Partners, L.P.	34,282
Carlyle Venture Coinvestment, L.L.C.	20,840
C/S Venture Investors, L.P.	53,793
Novak Biddle Venture Partners, L.P.	335,315
Aurora Venture II, L.L.C.	53,982
Harbinger/Aurora QP Venture Fund, L.L.C.	26,830
Harbinger/Aurora Venture Fund, L.L.C.	17,809
Merrill Lynch KECALP L.P.	179,885
Merrill Lynch KECALP International L.P. 1999	19,987
Kaplan, Inc.	105,288
Pearson Investment Holdings, Inc.	869,310
AOL Investments	325,992
Dell USA L.P.	325,992
TOTAL:	3,452,281

Series E Stockholders

	Shares of Series E
Name of Stockholders	Preferred Stock	Warrant Shares
Oak Hill Capital Partners, L.P.	4,420,405	1,326,122
Oak Hill Capital Management Partners, L.P	113,344	34,003
Microsoft Corporation	1,813,500	544,050
Harbinger Aurora Venture Fund, L.L.C.	43,699	13,110
Harbinger Aurora QP Venture Fund, L.L.C.	63,152	18,946
Novak Biddle Venture Partners II, L.P.	90,675	27,202
ICG Holdings, Inc.	9,067	2,720
Carlyle Venture Partners, L.P.	127,590	38,289
Carlyle U.S. Venture Partners, L.P.	16,922	5,077
Carlyle Venture Coinvestment, L.L.C.	10,286	3,086
C/S Venture Investors, L.P.	26,552	7,966
Merrill Lynch Kecalp L.P. 1999	342,750	102,825
Merrill Lynch Kecalp International L.P. 1999	38,083	11,425
Edelson IV, L.P.	232,974	69,892
Antaeus Enterprises, Inc.	181,350	54,405
Stan Henry	37,660	11,298
Dara Schlesinger	37,660	11,298
Louis Seto	18,135	5,440
College Enterprises, Inc.	54,405	16,321
DRW Venture Partners L.P.	54,405	16,321
Pearson Investment Holdings, Inc.	290,160	87,048
Morgan Keegan Opportunity Fund, L.P.	225,781	67,734
Morgan Keegan Employee Investment Fund, L.P.	46,244	13,873
Class A Sub Account
Akin Gump Investment Partners 2000, L.P.	45,337	13,601
America Online, Inc.	181,350	54,405
Dell USA, L.P.	18,135	5,440
Kaplan, Inc.	4,534	1,360
Robert Bolling	3,627	1,088
Mark Cannon	4,715	1,414
I&E Nevada Limited Partnership	507,780	152,334
Jaffe Investment Group, LLC	72,540	21,762
Jack Jaffe Separate Property Trust dtd 10/5/99	90,675	27,202
Gatto Family Trust	9,067	2,720
Susan Jaffe Taxel	45,337	13601
Jaffe Family Partnership	181,350	54,405
Bill Janes	9,067	2,720